Rule 497(e)
                                                            File Nos. 33-82610


                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                              MAXIM SERIES ACCOUNT

                    Supplement dated February 5, 1999 to the

                          Prospectus dated May 1, 1998


Effective February 5, 1999, the American Century VP Capital Appreciation Investment Division will be closed to Contributions and Transfers.

Great-West Life & Annuity Insurance Company is seeking an order of the Securities and Exchange Commission (the "SEC") to permit a substitution of American Century VP Capital Appreciation (the "American Century Portfolio"). If the substitution is allowed by the SEC, shares of the American Century Portfolio will be substituted with shares of the Maxim Stock Index Portfolio and any amounts that you have allocated to the American Century Portfolio as of the date of the substitution automatically will be transferred to the Maxim Stock index Portfolio. The Maxim Stock Index Portfolio is presently available under your Contract and is described more fully in the current prospectus for the Maxim Series Fund, Inc., which you may request free of charge by writing or calling us.

If the SEC permits the substitution, we will notify you in advance of the date we set the substitution to occur. At any time before that date, you may Transfer amounts you have allocated to the American Century Portfolio to any other Investment Division or combination of Investment Divisions of your choice free of charge. Also, if you presently have instructions on file with Great-West that direct us to allocate any portion of your Contributions or Transfers to the American Century Portfolio, we recommend that you change those allocations. You may change your instructions without charge by calling KeyTalk(R) at 1-800-701-8255 or contacting a Customer Service representative at 1-800-537-2033 x4714.

This supplement should be retained with the Prospectus for future reference.